                                                                   EXHIBIT 10.30

                               AMENDMENT NO. 1 TO

                           NISHIKAWA STANDARD COMPANY

                              PARTNERSHIP AGREEMENT

         THIS AMENDMENT NO. 1 TO THE NISHIKAWA STANDARD COMPANY PARTNERSHIP
AGREEMENT ("Amendment No. 1 to the Partnership Agreement") is made and entered into effective as of the 1st day of November, 1990, by and between NISHIKAWA OF
AMERICA INC. ("Nishikawa"), a Delaware corporation and a subsidiary of Nishikawa
Rubber Co., Ltd., a Japanese corporation, and NISCO HOLDING COMPANY
("Standard"), a Delaware corporation and a subsidiary of The Standard Products
Company, an Ohio corporation.

                                   WITNESSETH:

         WHEREAS, Nishikawa and Standard entered into a Partnership Agreement effective as of March 23, 1989 (the "Partnership Agreement"); and

         WHEREAS, Nishikawa and Standard desire to amend the Partnership
Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

         SECTION 1. Section 3.1 of the Partnership Agreement is hereby deleted in its entirety and there is substituted in its place the following:

         "Section 3.1 Capital Contributions.

         (a) The Partners have contributed to the capital of the Partnership cash in the aggregate amount of $28,500,000 as follows:

              (i) Nishikawa has contributed to the capital of the Partnership cash in the aggregate amount of $17,100,000, consisting of $15,000,000 contributed upon formation of the Partnership and $2,100,000 contributed on the effective date of Amendment No. 1 to the Partnership Agreement; and

              (ii) Standard has contributed to the capital of the Partnership cash in the aggregate amount of $11,400,000, consisting of $10,000,000 contributed upon formation of the Partnership and $1,400,000 contributed on the effective date of Amendment No. 1 to the Partnership Agreement.

         (b) The Policy Committee is authorized to increase the aggregate capitalization of the Partnership up to $30,000,000 as the Policy Committee
deems appropriate, with any such additional capital contributions to be made 60%
by Nishikawa and 40% by Standard."

         SECTION 2. There is hereby added to the Partnership Agreement the following new Section 3.4:

         "Section 3.4 Excess Capital. In the event that the Partnership determines that the capital of the Partnership is in excess of the amount required, such excess capital shall be distributed 60% to Nishikawa and 40% to
Standard. The Partnership shall make such determination of excess capital only upon the mutual agreement of the Partners. Such excess capital shall be distributed within 30 days after the Partnership determines it has excess capital."

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